SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): April 2, 2004






                        CNL HOSPITALITY PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          Maryland                        0-24097                59-3396369
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                 450 South Orange Avenue                           32801
                    Orlando, Florida                            (Zip Code)
        (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Reference is made to the press release dated April 2, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)    Not applicable.
       (b)    Not applicable.
       (c)    Exhibits.

              Exhibit No. 99.1   Press Release dated April 2, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CNL HOSPITALITY PROPERTIES, INC.


Dated: April 5, 2004                        By: /s/ Thomas J. Hutchison III
                                                --------------------------------
                                                    THOMAS J. HUTCHISON III
                                                    Chief Executive Officer



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